                                                                  Exhibit  10.42



STATE OF ALABAMA   )
COUNTY OF MARSHALL )

                                LEASE AGREEMENT

        THIS AGREEMENT OF LEASE MADE THIS 1st day of January, 1996, (hereinafter this "Agreement") by and between BRINDLEE MOUNTAIN TELEPHONE COMPANY with offices located at 113 South Main Street, Arab, Alabama (hereinafter "BMTC") and DELTACOM, INC., with offices located at 113 1/2 South Main Street, Arab, Alabama (hereinafter "DeltaCom").

                                  WITNESSETH:

        1.  PREMISES:
            ---------

        In consideration of the rents, covenants and agreements hereinafter made, reserved and contained on the part of DeltaCom to be observed and performed, BMTC leases to DeltaCom and DeltaCom rents from BMTC the following described premises located in Arab, Alabama (hereinafter the "Demised Premises"):

            (a) That certain real property leased by the Masonic Lodge of Arab, Alabama, as lessor, to BMTC, as lessee, as described in that certain agreement entitled "LEASE" (hereinafter "LEASE") dated June 1, 1985, as recorded in the Office of the Judge of Probate for Marshall County, Alabama, in Book 780, Page 490, subject to that certain consent to sublease said certain real property to DeltaCom from BMTC was given by the Masonic Lodge of Arab, Alabama, by Richard York, Gordon Young, and James Hensley, as Trustees, on January 12, 1996;

            (b) That certain office and storage space, upstairs and downstairs, located at 110, 116 and 120 South Main Street in Arab, Alabama;

            (c) Approximately 2,573 square feet of office and floor space located at 113 South Main Street in Arab, Alabama;

            (d) Reasonably sufficient ground space and tower attachment space required for the safe and efficient operation of DeltaCom's microwave system located at 113 South Main Street in Arab, Alabama; and

            (e) Reasonably sufficient pole attachments and innerduct space within BMTC's service territory for the safe and efficient operation of DeltaCom's fiber optic system.

        2.   TERM:
             -----

        The term of this Agreement, and DeltaCom's obligation to pay rent, shall commence on the 1st day of January, 1996. In the event the term hereof commences on a day other than the first day of the month, DeltaCom shall pay rent for the fractional month on a per diem basis until the first day of the following month and thereafter the minimum rent shall be paid in equal installments on the first day of each month in advance.

        3.   LENGTH OF TERM:
             ---------------

        3.1 The initial Term of this Agreement (sometimes referred to hereinafter as the "Term") shall be from the commencement of the Term as provided in the clause entitled "Term" hereof through April 30, 2005.

        3.2 DeltaCom shall have an option for an additional term of ten (10) years provided (a) BMTC and the Masonic Lodge of Arab, Alabama, are able to negotiate the monthly rental applicable during said additional term and (b) DeltaCom and BMTC are able to negotiate the monthly rental applicable during said additional term. DeltaCom shall provide BMTC with written notice of its election to enter into an option term no less than ninety (90) days prior to the end of the initial term.

        3.3 Either party hereto shall have the right to terminate this Agreement during the initial Term, or any extensions or renewals thereof, upon twenty-four (24) months prior written notice to the other party; provided, however, such termination shall not be applicable to that portion of the Demised Premises occupied by DeltaCom's telecommunications switching system, appurtenances thereto, and associated facilities required for the proper and efficient operation thereof.

        4.  RENTAL AMOUNT:
            --------------

        4.1 During the Initial Term of this Agreement and any additional term(s), unless this Agreement is terminated as otherwise provided herein, DeltaCom agrees to pay BMTC an amount equal to $164,864.00 annually to be paid in twelve equal installments of $13,738.67 monthly. Any rent payment not received by BMTC by the tenth (10th) day of each month the same is due shall be considered delinquent. All delinquent amounts hereunder shall accrue a late charge of one and one- half percent (1.5%) monthly until the same is paid in full.

        4.2 Said rental shall be paid to BMTC or its agent or designee at the address designated in writing by BMTC or its agent.

        5.  SUBLEASE:
            ---------

        DeltaCom acknowledges that that certain real property described in paragraph 1(a) above is subleased to DeltaCom subject to that certain consent to sublease given by the Masonic Lodge of Arab, Alabama, dated January 12, 1996, a copy of which is attached to this Agreement as Attachment 01. With respect to that certain real property described in paragraph 1(a) above, DeltaCom hereby agrees to comply with all terms, covenants and conditions of the LEASE and that, in the event the provisions of this Agreement conflict with the terms of the LEASE, all matters, covenants and things contained in the LEASE shall prevail over all matters, covenants and things set forth in this Agreement as the same relate to the sublease of said certain real property.

        6.  USE OF DEMISED PREMISES:
            ------------------------

        The Demised Premises shall be used and occupied by DeltaCom for the purpose of providing telecommunications services, information services, and related services, and handling such items and providing such services as are customarily handled and provided by such businesses, but for no other purpose without the prior written consent of BMTC. DeltaCom agrees that it will use and occupy the said Demised Premises and appurtenances in a careful, safe, and proper manner; and will, at its expense, comply with the direction of the public office as to the use and maintenance thereof; and will not allow said Demised Premises to be used for any purpose or in any way that will increase the rate of insurance upon the Demised Premises and the premises contiguous thereto, nor for any purpose other than hereinbefore specified, and will not bring nor suffer to be brought in or upon said Demised Premises any substance that will increase the hazard of fire casualty in or on said Demised Premises and on the premises contiguous thereto; and will not permit said Demised Premises to be used for any unlawful purpose nor in any way to injure the reputation of the same or of the building or buildings of which it is a part, or create a nuisance or bring about trespass thereon; and will not permit said Demised Premises to remain vacant or unoccupied for more than thirty (30) consecutive days.

        7.  CONTINUED POSSESSION OF DEMISED PREMISES:
            -----------------------------------------

        If DeltaCom continues to occupy the Demised Premises after the last day of the Term hereof, (if the Term hereof or any extension thereof are not extended), and BMTC accepts or agrees to accept rent thereafter, tenancy from month to month terminable by either party on not less than ninety (90) days notice, would then be created which monthly tenancy shall be upon the same terms and conditions as those herein contained.

        8.  INSURANCE:
            ----------

        8.1 During the Term of this Agreement, and any renewals or extensions thereof, unless otherwise agreed to in writing by the authorized representatives, DeltaCom shall, at its own expense, maintain in effect insurance coverage with limits not less than those set forth herein:

        (a) Employer's liability Insurance, for employee bodily injuries and deaths, with limits of $500,000 per occurrence; and

        (b) Commercial general liability insurance, covering claims for bodily injury, death and property damage, including comprehensive form, premises and operations, independent contractors, products and completed operations, personal injury, contractual, and broad form property damage liability coverage, with limits of $1,000,000 per occurrence and general aggregate of $5,000,000.

        8.2 All such policies of insurance shall provide that the same shall not be cancelled nor the coverage modified, nor the limits changed, without first giving thirty (30) days prior written notice thereof to BMTC. No such cancellation, modification or change shall affect DeltaCom's obligation to maintain the insurance coverage required by this Agreement. All liability insurance policies shall be written on an "occurrence" policy form. DeltaCom shall be responsible for payment of any and all deductibles from insured claims under its policies. Upon reasonable request, DeltaCom shall furnish to BMTC a certificate of insurance as evidence of compliance with the aforementioned requirements.

        8.3 The foregoing insurance requirements are not intended to and shall not in any manner limit or qualify the liabilities and obligations assumed by DeltaCom under this Agreement.

        9.  USE OF COMMUNITY AREA AND SIGNS:
            --------------------------------

        9.1 DeltaCom agrees to abide by all reasonable rules and regulations which may be promulgated by BMTC in connection with loading, unloading, parking or other controls of the use of the Demised Premises by DeltaCom, its agents, employees and customers.

        9.2 DeltaCom shall not erect, install or maintain any sign on the exterior of the Demised Premises or upon any other part of the Demised Premises without the prior written approval thereof by BMTC, and DeltaCom upon written notice from BMTC shall promptly remove any sign, advertising, or display device erected or maintained in violation of this provision. If DeltaCom fails to remove same promptly upon receipt of such notice from BMTC, then in such event BMTC may cause such sign, advertising, or display device to be removed and the cost of such removal and the restoration of the Demised Premises resulting from the removal of the sign shall be paid by DeltaCom as additional rental, which amount is to be included within the Rent due for the month following such removal. The location of the sign and the color, size and design thereof shall be subject to the approval of BMTC.

        10.  REPAIRS, DELTACOM MAINTENANCE, WAIVER OF LIABILITY:
             --------------------------------------------------

        10.1 DeltaCom shall, at its own expense, keep and maintain the Demised Premises and appurtenances thereof, including sprinkler, if any, heating, air conditioning, water and sewer systems, electrical, machinery, fixtures, plumbing, plumbing fixtures and equipment, in good order and repair throughout the Term of this Agreement and any extensions thereof, except such portions of the Demised Premises which are to be repaired by BMTC pursuant to the specific and applicable terms contained in this Agreement. DeltaCom shall be liable for any damage or injury which may be caused by or resulting from DeltaCom's failure to faithfully comply with all of the terms and conditions contained herein and which are to be complied with by DeltaCom.

        10.2 In the event DeltaCom desires to penetrate the roof or any wall of said Demised Premises for any type of ventilation, DeltaCom shall be solely responsible for any damage which may be caused by or result from such penetration. Such penetration shall not be constructed except with the written consent and approval of BMTC first obtained and it shall be constructed at the sole cost of DeltaCom.

        10.3 DeltaCom covenants and agrees to indemnify and save harmless, at its own cost, BMTC from and against any and all liability, damage, injury, actions or causes of action whatsoever resulting from the operation, conduct and use of the interior of the Demised Premises.

        11.  REPAIRS BY BMTC:
             ---------------

        Subject to the provision in this Agreement (wherein BMTC agrees to repair or reconstruct the Demised Premises in event of casualty or in the event of the taking of the Demised Premises by Eminent Domain, all as set forth in the provisions relating thereto), BMTC agrees to keep in good repair, or caused to be kept in good repair, the foundations exterior walls (excluding the exterior and interior of all windows and doors), downspouts, gutters and roof of the Demised Premises, except, however, for any damage or injury thereto caused by or resulting from any negligence, act, or omission of DeltaCom or any of DeltaCom's agents, servants, employees, sub-lessees, licensees, invitees, and customers. It is expressly agreed by the parties hereto, and it is a condition precedent to all of the obligations of BMTC to repair and maintain the exterior of the Demised Premises, as aforesaid, that DeltaCom shall have notified BMTC, in writing, of the need of such repairs. If BMTC shall fail to commence making of such repairs within fifteen (15) days after written notice thereof is received by BMTC, then, in such event, DeltaCom's sole right and remedy for such failure on the part of BMTC shall be, after notifying BMTC, to cause such repairs to be made and to deduct the cost thereof from the rent payable thereafter, but the amount of such deduction shall not exceed the reasonable value of such repairs.

        12.   ADDITIONS AND ALTERATIONS:
              -------------------------

        DeltaCom agrees not to make any additions, alterations or improvements in and to the Demised Premises without the prior written consent of BMTC, which consent shall not be unreasonably withheld, but in no event shall such additions, alterations or improvements in any way, in the judgment of BMTC, impair the structural strength or soundness of the building of which the Demised Premises are a part, except as may be specifically allowed by the terms of this Agreement.

        13.   POLE AND TOWER ATTACHMENTS:
              --------------------------

        13.1 DeltaCom shall have the right to attach, maintain, repair, replace, and remove fiber optic cable and associated equipment on BMTC's poles in BMTC's customer territory and attach, maintain, repair, replace, and remove microwave antennas, cabling, and other associated equipment on BMTC's tower located at 113 South Main Street in Arab, Alabama. DeltaCom shall be solely responsible for determining and assuring the safety of all attachments to the poles and tower and the structural integrity of the tower prior to the attachment of any new antennas or equipment thereto. No additional attachments not in existence as of the date of this Agreement shall be attached to BMTC's poles or tower without the written consent of BMTC, which consent shall not be unreasonably withheld, and (a) so long as the attachment(s) will not have an adverse affect upon BMTC's or its other current lessees' use of the poles and tower and (b) DeltaCom provides assurance to BMTC that the proposed attachment(s) will not be adverse to the structural integrity of the poles and tower.

        13.2 DeltaCom covenants and agrees to indemnify and save harmless, at its own cost, BMTC from and against any and all liability, damage, injury, actions or causes of action whatsoever resulting from the attachment, maintenance, repair, replacement, removal, and use of BMTC's poles and tower.

        14.   UTILITIES:
              ---------

        Unless the following charges are metered separately or are incurred separately by DeltaCom, BMTC agrees to pay all charges for utilities, including heating, water, gas, electricity and sewerage, and also for trash and garbage removal, as and when said charges become due and payable. DeltaCom shall reimburse BMTC upon receipt of invoice for that portion of the said charges equal to the proportionate share of the Demised Premises located at 113 and 113 1/2 South Main Street to the total BMTC space located at 113 and 113 1/2 South Main Street.

        15.   BANKRUPTCY OR INSOLVENCY:
              ------------------------

        If at any time during the term of this Agreement or any extensions thereof, a petition has been filed to have DeltaCom adjudicated a bankrupt, or a petition for reorganization or arrangement under any of the laws of the United States Bankruptcy Act be filed by DeltaCom or be filed against DeltaCom and not be dismissed within sixty (60) days from the date of such filing, or if DeltaCom has filed a petition to be adjudicated a bankrupt, or if the assets of DeltaCom or the business conducted by DeltaCom on the Demised Premises be taken over or sequestered by a trustee or any other person pursuant to any judicial proceedings, or if DeltaCom makes an assignment for the benefit of creditors, then the occurrence of any such act shall be deemed, at the option of BMTC, to constitute a breach of this Agreement by DeltaCom. BMTC, at its election, may terminate this Agreement in the event of occurrence of any of the events enumerated herein, by giving not less than five (5) days written notice to DeltaCom or to the assignee or to the trustee or such other person appointed pursuant to the order of a court, and thereupon BMTC may re-enter the Demised Premises and this Agreement shall not be treated as an asset of DeltaCom's estate. However, BMTC shall be entitled to exercise all available rights and remedies and to recover from DeltaCom all moneys which may be due or become due, including damages resulting from the breach of the terms of this Agreement by DeltaCom.

        16.   TAXES:
              -----
        16.1 BMTC shall pay all real estate taxes assessed against the realty constituting the Demised Premises, of which the Demised Premises is a part, as same become due and payable. DeltaCom shall pay all taxes and assessments assessed against or by reason of the property which DeltaCom owns or uses within the Demised Premises, and all licenses and other fees in connection with and in the conduct of DeltaCom business.

        16.2 DeltaCom shall pay to BMTC as additional rental the fractional portion of the Tax Increase, if any, in any Tax Fiscal Year subsequent to the Base Tax Year, as hereinafter more fully provided. For the purpose herein the term Tax Increase shall mean the amount, if any, by which the taxes and assessments levied and assessed in any Tax Fiscal Year, during the term of this Agreement and any extensions thereof, applicable to all of the land and improvements comprising the Demised Premises, exceed the amount of taxes and assessments levied and applicable to and upon the land and buildings comprising the Demised Premises for such Base Tax Year. The term Base Tax Year shall mean the first tax fiscal or calendar year for or during which year the Demised Premises are occupied by DeltaCom. DeltaCom's portion of the Tax Increase shall be in the percentage which the floor space area of the Demised Premises bears to the total floor space area of the buildings in which the Demised Premises are located.

        16.3 In addition thereto, if the taxes and assessments upon the Demised Premises in and/or after the year during which additions or improvements are made by DeltaCom or by BMTC, are increased by reason of any such additions or improvements, then DeltaCom shall pay BMTC the amount representing such increase for each year. In the event less than a full lease year is involved in computing such increase or in the event the Base Tax Year and lease year are not identical, then the amount of such tax increase shall be prorated on a monthly basis between the parties hereto, to the end that DeltaCom shall pay the tax increase only attributable to the applicable portion of the Base Tax Year. In each event the aforesaid amounts shall be paid to BMTC semi-annually or periodically by DeltaCom within fifteen (15) days after submission by BMTC or his agent to DeltaCom of the bills and the substantiating data therefore.

        17.   INSPECTION AND ACCESS TO PREMISES:
              ---------------------------------

        17.1 BMTC, its agents and employees, shall have the right, at all reasonable times, to enter the Demised Premises or any part thereof to inspect and examine same and for the purpose of making any repairs to or within the Demised Premises which BMTC has agreed to make under the terms of this Agreement, and/or which BMTC deems advisable to make in order to preserve and/or maintain the Demised Premises.

        17.2 BMTC, its agents and employees shall have free access to and within the Demised Premises at all reasonable times of the day for the purpose of examining the same and also to make any repairs or alterations to or within said Demised Premises that BMTC may deem necessary for the safety or preservation of the property.

        18.   PARKING:
              --------

        DeltaCom shall have the non-exclusive right, in common with other occupants of the buildings in which the Demised Premises are located, of parking in the spaces as may be designated by BMTC from time to time in the future, and BMTC agrees to keep the parking area clean and in good repair with reasonably sufficient space for parking.

        19.   ASSIGNMENT AND SUBLETTING:
              --------------------------

        19.1 DeltaCom shall not, without the prior written consent of BMTC first obtained, which consent shall not be unreasonably withheld, assign this Agreement, or sublet the Demised Premises or any part thereof, or permit the use of the Demised Premises by any party other than DeltaCom. However, DeltaCom may sublet portions of the Demised Premises provided such subleasee's operation is related to the general operation of DeltaCom and under the supervision and control of DeltaCom, and provided further that such operation is within the purposes for which said Demised Premises are let. Consent given by BMTC to any assignment or sublease a except as provided herein, shall be made only subject to the obtaining of prior written consent of BMTC. The assignee of DeltaCom, at the option of BMTC, shall become directly liable to BMTC for all obligations of DeltaCom hereunder, but no sublease or assignment by DeltaCom shall relieve DeltaCom of any primary liability hereunder nor of its obligations to comply promptly and faithfully with all of the terms and conditions of this Agreement.

        19.2 However, in any event, it is agreed that DeltaCom shall have the right to sublease or assign this Agreement to any wholly owned corporation or to any corporation by which it is wholly owned, its subsidiaries, affiliated, and successors or its successors or assigns resulting from a merger or consolidation.

        20.   FIXTURES:
              ---------

        Upon the expiration of the Term of this Agreement, or any extension thereof, DeltaCom, if not in default in the terms of this Agreement, shall have the right to remove, at its cost, all trade fixtures and trade equipment which it has placed on the Demised Premises without loss in rental to BMTC.

        21.   CANCELLATION OF LEASE BY BMTC:
              ------------------------------

        In the event DeltaCom shall default in the payment of rent herein reserved, when due, or if DeltaCom shall default in performing any of the other terms or provisions of this Agreement which are to be performed by DeltaCom, and fails to cure such default within thirty (30) days after the date of written notice from BMTC of such default, then, in each such event, BMTC, at its option, may terminate this Agreement by written notice to DeltaCom, whereupon this Agreement shall end and terminate. After an authorized assignment of this Agreement or subletting of part or all of the entire Demised Premises as authorized by the terms of this Agreement, the occurring of any of the foregoing defaults or events shall affect this Agreement whether caused by DeltaCom or the assignee or subleasee. Upon termination by BMTC of the tenancy, DeltaCom shall surrender at once possession of the Demised Premises to BMTC and remove all of DeltaCom's effects therefrom; and BMTC shall have the right forthwith to re-enter the Demised Premises, repossess the same, and remove all persons and effects therefrom, using such force as may be necessary without being guilty of trespass, forcible entry or detainer or other tort.

        22.   SUBLETTING BY BMTC OF DEMISED PREMISES:
              --------------------------------------

        Without terminating this Agreement upon breach thereof by DeltaCom or its sub-lessees or assignees, or upon DeltaCom's vacation or abandonment of the Demised Premises or upon ceasing to operate a business therein, BMTC, at its option, may enter upon and let the Demised Premises to others at the best price obtainable by reasonable effort, without advertisement and/or by private negotiation, for any term BMTC deems proper. DeltaCom shall be and remain liable to BMTC for the difference, if any, between DeltaCom's rent due and to become due hereunder and the amount of rent actually received by BMTC as a result of re-letting of the Demised Premises for the balance of the period covered by this Agreement.

        23.   EFFECT OF TERMINATION OF LEASE:
              ------------------------------

        No termination of this Agreement prior to the end of the Term hereof shall affect BMTC's right to collect full rent for the term of this Agreement, except in the events specifically provided in this Agreement. Notwithstanding anything to the contrary herein, it is specifically understood that if DeltaCom shall default in performing any of the terms or provisions of this Agreement, or the Agreement shall be terminated by BMTC prior to the end of the term hereof as a result of Tenants default or breach, BMTC shall have the right to accelerate, without notice to DeltaCom, the entire rent for the term of this Agreement.

        24.   DAMAGE TO PREMISES:
              ------------------

        If the Demised Premises shall be damaged by fire, the elements, unavoidable accident or other casualty, but are not thereby rendered unwarrantable in whole or in part, BMTC shall at its own expense cause such damage to be repaired, and the rent shall not be abated except as hereinafter provided. If by any reason of such occurrence, the Demised Premises shall be rendered untenantable only in part, BMTC shall, at its own expense, cause the damage to be repaired with due diligence, and the fixed minimum rent meanwhile shall be abated proportionately as to that portion of the Demised Premises rendered wholly untenantable. If the Demised Premises shall be rendered wholly untenantable by reason of such occurrence, BMTC shall, at its own expense, cause such damage to be repaired with due diligence, and the fixed minimum rent meanwhile shall abate until the Demised Premises shall have been restored and rendered tenantable. If, during the last two (2) years of the term of this Agreement, or any extension thereof, the Demised Premises are destroyed by fire or other casualty or are partially destroyed by fire or other casualty, or are partially destroyed so as to render the Demised Premises wholly unfit for occupancy, then at such time, if DeltaCom exercises its option, if such option exists in accordance with the terms of this Agreement, to extend the term of the Agreement for an option term, then in that event BMTC shall have no option to terminate this Agreement, but shall be obligated to restore the Demised Premises with due diligence in the same manner as hereinabove set forth in this Agreement. However, if DeltaCom does not exercise its option to extend the term of this Agreement, then in such event either DeltaCom or BMTC, within sixty (60) days from such destruction by fire or other casualty shall have the right to terminate this Agreement by written notice to the other. If the Demised Premises are reconstructed, then the payment of rent by DeltaCom shall abate from the time of the fire or other destruction until the Demised Premises are again ready for occupancy and use, whereupon this Agreement shall continue for the unexpired term, extended by the period during which the Demised Premises are not fit for occupancy and use, at and for the same rentals and upon the same terms and conditions as herein provided. If the Demised Premises are not reconstructed and restored due to the proper election of either DeltaCom or BMTC, then this rental contract shall cease and terminate from the time of the fire or destruction or other casualty, and DeltaCom shall be released and discharged from the payment of all rent accruing after the date of such destruction by fire or other casualty, and BMTC may re-enter and repossess the Demised Premises.

        25.   EMINENT DOMAIN:
              --------------

        If the whole of the Demised Premises, or such portion thereof as will make Demised Premises unusable for the purposes for which the Demised Premises are leased, shall be appropriated or taken pursuant to the power of Eminent Domain by any public or quasi public authority, then the Term herewith granted shall cease and terminate from any further liability hereunder, and rent shall be computed between BMTC and DeltaCom as of the date of taking and be paid to that day. Such termination, however, shall be without prejudice to the rights of either BMTC or DeltaCom to recover from the condemner compensation and damage caused by condemnation and neither party shall have any rights in any award or settlement so received by the other from the condemning body. If only part of the Demised Premises shall have been taken under this power of Eminent Domain and the Demised Premises so taken may be replaced or restored within a period of 120 days from date of taking thereof and thereby make said Demised Premises, as rebuilt or restored, useable for DeltaCom's purposes as herein described, then in each such event BMTC shall notify DeltaCom within 15 days from the date of such taking, of BMTC's election to repair or restore such taken area and this Agreement shall continue in full force and effect, except that during the period of rebuilding or restoration if DeltaCom can operate its business during such period, DeltaCom's rent shall be reduced in the same proportion that the amount of the floor area of the Demised Premises taken bears to the total area of the Demised Premises immediately prior to such taking. Upon completion of said reconstruction the rent, as provided herein, shall be paid to BMTC. Sale by BMTC to any public or quasi public body having the power of Eminent Domain under threat of condemnation or while condemnation proceedings are pending, shall be deemed to be a taking by Eminent Domain.

        26.   SUBORDINATION TO BMTC'S MORTGAGE:
              --------------------------------

        This Agreement, at the option of BMTC or BMTC's Mortgagee, if any, may be and at all times after notice thereof shall be subject and subordinate to any and all present and future mortgages, security deeds, or encumbrances which may be placed by BMTC on said Demised Premises or any part thereof. DeltaCom covenants and agrees to execute upon demand of BMTC all instruments subordinating this Agreement to the lien of any mortgage or mortgages, security deeds, or encumbrances as shall be required by BMTC. DeltaCom hereby irrevocably appoints BMTC as attorney in fact of DeltaCom, with power to execute and deliver, without subjecting BMTC to liability of any kind, such instrument or instruments for and in the name of DeltaCom, in the event DeltaCom shall fail to execute such instrument or instruments within five (5) days after written notice to do so is given to DeltaCom. Provided however, anything to the contrary contained herein notwithstanding, such mortgagee or encumbrance holder shall, unless otherwise allowed by state law, recognize the validity and continuance of this Agreement in the event of a foreclosure of BMTC's interest or otherwise, as long as DeltaCom shall not be in default under the terms of this Agreement.

        27.   DELTACOM'S EVIDENCE OF TERM AND RENT:
              ------------------------------------

        Upon BMTC's request, DeltaCom shall execute, acknowledge and deliver to BMTC, within ten (10) days from date of said request, a statement in writing certifying that this Agreement is in full force and effect and containing the dates to which the rent and any other charges have been paid. The statement so delivered to BMTC may be relied upon by any prospective purchaser of or by any mortgagee upon the Demised Premises.

        28.   RELEASE FROM LIABILITY IN CERTAIN EVENTS:
              ----------------------------------------

        28.1 In the event BMTC is delayed or prevented from making any repairs, rebuilding or restoration or furnishing any services or performing any other covenant or duty, whether expressed herein or implied to be performed on BMTC's part due to BMTC's inability or difficulty in obtaining labor, materials necessary therefore or due to strike, lockout, embargo, war, Governmental orders or acts of God or any other cause beyond BMTC's control, then BMTC shall not be liable to DeltaCom for damages resulting therefrom, nor, except as expressly otherwise provided in connection with casualty losses or condemnation proceedings, nor shall DeltaCom be entitled to any abatement or reduction of rent by reason thereof nor shall the same give rise to a claim in DeltaCom's favor that such failure constitutes actual or constructive, partial or total, eviction from the Demised Premises.

        28.2 DeltaCom shall not be entitled to any compensation or reduction of rent by reason of inconvenience or loss arising from the necessity of BMTC's entering the Demised Premises for any of the purposes authorized in this Agreement, or for repairing the Demised Premises or any portion of the building of which the Demised Premises are a part.

        29.   SUCCESSORS AND ASSIGNS:
              ----------------------

        The covenants, conditions, and stipulations contained in this Agreement shall bind and inure to the benefit of BMTC and DeltaCom and their respective successors and assigns except as provided in this Agreement.

        30.   ATTORNEY'S FEES:
              ---------------

        All past due rent, and any other amount which BMTC has advanced in order to cure DeltaCom's defaults hereunder, shall bear interest at the monthly rate of one and one-half percent (1.5%) or the highest legal rate, whichever is lower, from the date of payment until repaid. Any amounts advanced by BMTC pursuant to the terms and provisions of this Agreement, shall be repaid to BMTC by DeltaCom by the first of the calendar month following the date of such advances. If any rent or such other amounts owing under this Agreement is collected by or through an attorney-at-law, DeltaCom agrees to pay reasonable attorneys fees in effecting collections.

        31.   RIGHTS CUMULATIVE: All rights, powers and privilege available
              -----------------
hereunder to the parties hereto are cumulative and are in addition to the rights granted by law.

        32.   NOTICES:
              -------

        32.1 Any written notice under this Agreement shall be deemed properly given if sent by (a) registered or certified mail, postage prepaid, (b) by nationally recognized overnight delivery service, (c) by facsimile, or (d) by hand delivery to the address specified below, unless otherwise provided for in this Agreement:

              If to DeltaCom:   (One copy to each)

              DELTACOM, INC.
              Attention:  President
and
              DELTACOM, INC.
              Attention:  General Counsel
              113 1/2 South Main Street
              Arab, AL 35016
              Facsimile Number: (205)586-1365

              If to BMTC:   (One copy to each)

              BRINDLEE MOUNTAIN TELEPHONE COMPANY
              Attention:  President
and
              BRINDLEE MOUNTAIN TELEPHONE COMPANY
              Attention:  General Counsel
              113 South Main Street
              Arab, AL 35016
              Facsimile Number: (205)586-1771

        32.2 Either party may, by written notice to the other party, change the name or address of the person to receive notices pursuant to this Agreement.

        32.3 Unless otherwise provided herein, notices shall be deemed delivered: if sent by U.S. Mail, three (3) days after deposit; if sent by facsimile, upon verification of receipt; if sent by commercial overnight delivery service, one (1) day after deposit; or, if by hand delivery, on the date of receipted delivery.

        33.   WAIVER OF RIGHTS:
              ----------------

        No failure of BMTC to exercise from time to time any right or privilege granted BMTC hereunder, or to insist upon strict and faithful compliance by DeltaCom with all of the obligations hereunder required of DeltaCom, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of BMTC's right to demand strict compliance with the terms hereof. No waiver by BMTC of any breach of any covenant of DeltaCom herein contained shall be construed as a waiver of any subsequent breach of the same or any other covenant herein contained.

        34.   CAPTIONS:
              --------

        Paragraph captions throughout this instrument are inserted for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Agreement or as a limitation of the scope of the particular paragraph to which they refer.

        35.   QUIET ENJOYMENT:
              ---------------

        So long as DeltaCom pays the rent and other charges provided in this Agreement, and faithfully performs and observes all of the covenants and provisions hereof upon its part to be performed, DeltaCom shall have peaceable and quiet enjoyment and possession of the Demised Premises together with the use of the common area facilities, without any let or hindrance from BMTC or of any person or entities lawfully claiming through the Lessor subject to the aforesaid rights of redemption.

        36.   ENTIRE AGREEMENT:
              ----------------

        This Agreement contains and embodies the entire agreement of the parties hereto and no representations inducements or agreements, oral or otherwise, between the parties not contained and embodied herein shall be of any force or effect, and that same may not be modified, changed or terminated in whole or in part orally or in any other manner than by an agreement in writing duly signed by all of the parties hereto.

              THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the day and year first above written.


                                        DELTACOM:
                                        --------

ATTEST:                                 DELTACOM, INC.


By: /s/Tom Mullis                       By: /s/Foster McDonald
   --------------------------              --------------------------
Name: Tom Mullis                        Name: Foster McDonald
     ------------------------                ------------------------
Title:  Secretary                       Title:  President
      -----------------------                 -----------------------

                                        BMTC:
                                        ----

ATTEST:                                 BRINDLEE MOUNTAIN TELEPHONE COMPANY


By: /s/Tom Mullis                       By: /s/Sidney L. McDonald
   --------------------------              --------------------------
Name: Tom Mullis                        Name: Sidney L. McDonald
     ------------------------                ------------------------
Title:  Secretary                       Title:  President
      -----------------------                 -----------------------

STATE OF ALABAMA    )

COUNTY OF MARSHALL  )

                              CONSENT TO SUBLEASE
                              -------------------

        WHEREAS, the Masonic Lodge of Arab, Alabama, by Ralph Fleming, Charles McClendon, and Clyde Yarbrough, as Trustees, (hereinafter referred to as the "Lodge") leased certain real property (hereinafter referred to as the "Premises") to Brindlee Mountain Telephone Company (hereinafter referred to as "BMTC") as described in that certain agreement entitled "LEASE" dated June 1, 1985, (hereinafter referred to as "Lease"), said Lease having been recorded in the Office of the Judge of Probate for Marshall County, Alabama, in Book 780, Page 490; and

        WHEREAS, BMTC desires to sublease the Premises to DeltaCom, Inc., an Alabama corporation, (hereinafter referred to as "DeltaCom") and BMTC having requested the consent of the Lodge to the proposed sublease to DeltaCom; and

        WHEREAS, the Lodge desires to consent to the sublease of the Premises to DeltaCom.

        NOW THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid to the Lodge by BMTC, the receipt and sufficiency of which is hereby acknowledged by the Lodge, the Lodge does hereby consent to a sublease being made by BMTC to the entire Premises described in the Lease, to DeltaCom, conditioned upon the following:

        1. The sublease from BMTC to DeltaCom shall be for the remainder of the current term of the Lease, said term to expire on April 30, 2005.

        2. The sublease from BMTC to DeltaCom shall be subject to the terms, covenants and conditions of the Lease and all matters, covenants and things contained in the Lease, shall prevail over all matters, covenants and things set forth in the lease agreement between BMTC and DeltaCom.

        3. BMTC shall remain primarily responsible to the Lodge for the fulfillment of all obligations and responsibilities required in the Lease for which BMTC is currently or may hereafter become obligated or responsible. No term, covenant or condition of the lease agreement between BMTC and DeltaCom shall modify or attempt to modify BMTC's obligations and responsibilities to the Lodge.

    IN WITNESS WHEREOF, this Consent to Sublease was given and executed on behalf of the Lodge and acknowledged by BMTC this 12th day of January, 1996.


                                       LODGE
                                       -----

Witness:                               MASONIC LODGE OF ARAB, ALABAMA


/s/ Merle Couch                           By: /s/ Richard York
----------------------------------        --------------------------------
                                          TRUSTEE

                                          /s/ Garland L. Young
                                          --------------------------------
                                          TRUSTEE

                                          /s/ James P. Hensley
                                          --------------------------------
                                          TRUSTEE

                                       BMTC ACKNOWLEDGEMENT
                                       --------------------

Witness:                               BRINDLEE MOUNTAIN TELEPHONE
                                       COMPANY

/s/ Deborah Wright                      By: /s/ Tom Mullis
----------------------------------        --------------------------------

                                       Its  VICE PRESIDENT
                                          --------------------------------


THIS INSTRUMENT PREPARED BY:
Rodney N. Hyatt
P.O. Box 130
Arab, AL  35016